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
                  Temporary Certificate - Exchangeable for Definitive Engraved Certificate When Ready for Delivery

CLASS A COMMON STOCK                                                                                            CLASS A COMMON STOCK
     NUMBER                                                                                                            SHARES
  A-                                            [CAPSTAR BROADCASTING CORPORATION LOGO]
   PAR VALUE $0.01                                                                                                 PAR VALUE $0.01

                                                                                                                  CUSIP 14067G 10 5

                                                                                                                   SEE REVERSE FOR
                                                   CAPSTAR BROADCASTING CORPORATION                             CERTAIN DEFINITIONS

                                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT





is the owner of


                                  FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF

Capstar Broadcasting Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                                                       [CERTIFICATE OF STOCK]
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ R. STEVEN HICKS                                                                       Dated:
CHIEF EXECUTIVE OFFICER AND             [CAPSTAR BROADCASTING CORPORATION SEAL]
     PRESIDENT                                                                            COUNTERSIGNED AND REGISTERED:
                                                                                               HARRIS TRUST AND SAVINGS BANK
                                                                                                         TRANSFER AGENT
                                                                                                         AND REGISTRAR

/s/ WILLIAM S. BANOWSKY, JR.                                                              BY
   SECRETARY
                                                                                                       AUTHORIZED SIGNATURE

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                        CAPSTAR BROADCASTING CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UNDER THE COMMUNICATIONS ACT OF 1934, AS AMENDED (THE "ACT"), RELATING TO OWNERSHIP BY FOREIGN NATIONALS, FOREIGN ENTITIES, FOREIGN GOVERNMENTS OR REPRESENTATIVES OF THE FOREGOING (AN "ALIEN"). IN ADDITION, THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION PROVIDES THAT THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE ALL POWERS NECESSARY TO IMPLEMENT THE ALIEN OWNERSHIP RESTRICTIONS OF THE ACT.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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         TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- __________ Custodian ________
         TEN ENT -- as tenants by the entireties                             (Cust)             (Minor)
         JT TEN  -- as joint tenants with right of                         Under Uniform Gifts to Minors
                    survivorship and not as tenants                        Act _________________________
                    in common                                                           (State)
                                                      UNIF TRF MIN ACT  -- __________ Custodian (until age ___)
                                                                             (Cust)
                                                                           __________ under Uniform Transfers
                                                                             (Minor)
                                                                           to Minors Act _______________________
                                                                                                 (State)




    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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                                                                            Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
      -----------------------


               NOTICE:
         THE SIGNATURE(S) TO
         THIS ASSIGNMENT MUST     X
         CORRESPOND WITH THE        --------------------------------------------
         NAME(S) AS WRITTEN                         (SIGNATURE)
         UPON THE FACE OF THE -->
         CERTIFICATE IN EVERY     X
         PARTICULAR WITHOUT         --------------------------------------------
         ALTERATION OR EN-                          (SIGNATURE)
         LARGEMENT OR ANY
         CHANGE WHATEVER.

                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE PROGRAM),
                                    PURSUANT TO S.E.C. RULE 17Ad-15.

                                    SIGNATURE(S) GUARANTEED BY:

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